UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

SILVER SPRING NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Frequently Asked Questions below were made available on the website of Silver Spring Networks, Inc. at www.ssni.com on September 18, 2017.

FAQ – Itron to Acquire Silver Spring Networks

1.	Who is Itron?

•	Itron is a world-leading technology and services company dedicated to the resourceful use of energy and water.

•	The company serves over 8,000 customers in more than 100 countries.

•	Like Silver Spring Networks, Itron shares a commitment to helping more utilities, cities and businesses adopt the industrial internet and better serve their customers.

2.	Why is this transaction in the best interests of Silver Spring stockholders?

•	Our Board of Directors thoroughly evaluated all options and unanimously determined that the transaction with Itron creates the most value for our stockholders.

•	The purchase price represents a premium of approximately 25% above Silver Spring’s closing stock price on September 15, 2017 and approximately 38% above its average closing stock price during the three months prior to September 15, 2017. Our focus now is on completing the deal and delivering its benefits to our stockholders and other key stakeholders.

3.	How will customers benefit?

•	Through this combination we intend to create more value for customers by bringing together the best of both companies’ complementary technologies.

•	Together with Itron, we will provide streamlined solutions on standards-based platforms, allowing the combined company to optimize industrial networks and deliver solutions that increase value for our customers.

•	Importantly, Silver Spring expects that, once the deal closes and it combines with Itron, we will honor Silver Spring’s existing contractual obligations, including ensuring backwards compatibility to enable seamless interoperability with past and future generations of Silver Spring-connected devices.

4.	What is the transaction premium?

•	The purchase price represents a premium of approximately 25% above Silver Spring’s closing stock price on September 15, 2017 and approximately 38% above its average closing stock price during the three months prior to September 15, 2017. We’re pleased to have reached this agreement, which provides immediate and significant value for our stockholders through a significant premium.

5.	Has the merger agreement been filed? When do you plan to file the proxy and hold the vote?

•	The merger agreement was filed with the SEC this morning.

•	We expect to file the proxy statement in the coming weeks, which will provide all details regarding the stockholder vote.

6.	When do you expect the transaction to close?

•	We expect to complete the transaction in late 2017 or early 2018, pending the approval of Silver Spring’s stockholders, satisfaction of regulatory approvals, and other customary closing conditions.

Additional Information About The Merger

In connection with the proposed transaction, Silver Spring will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Silver Spring stockholders, and will contain important information about the proposed transaction and related matters. SILVER SPRING STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Silver Spring stockholders are advised that they may obtain free copies of the proxy statement filed by Silver Spring with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Silver Spring’s website at http://ir.ssni.com or from Silver Spring by written request to Investor Relations, Silver Spring Networks, Inc., 230 W. Tasman Drive, San Jose, California, 95134.

Additionally, Silver Spring and Itron will file other relevant materials in connection with the proposed acquisition of Silver Spring by Itron pursuant to the terms of an Agreement and Plan of Merger by and among Itron, Ivory Merger Sub, Inc., a wholly owned subsidiary of Itron, and Silver Spring. Itron, Silver Spring and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Silver Spring stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Itron’s executive officers and directors in the solicitation by reading Itron’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2017 and the proxy statement for Itron’s 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Itron’s Investor Relations Website at http://investors.Itron.com. Information concerning the interests of Silver Spring’s participants in the solicitation, which may, in some cases, be different than those of Silver Spring’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available on Itron’s website at http://www.sec.gov and at www.Itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.